CONSENTS OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 38 to the registration statement on Form N-1A ("Registration Statement") of our report dated March 19, 2002, relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Report to Shareholders of T. Rowe Price Tax-Exempt Money Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, MD
June 20, 2002





We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 30 to the registration statement on Form N-1A ("Registration Statement") of our report dated March 19, 2002, relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Report to Shareholders of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, MD
June 20, 2002




We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 12 to the registration statement on Form N-1A ("Registration Statement") of our report dated March 19, 2002, relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Report to Shareholders of T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, MD
June 20, 2002





We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 48 to the registration statement on Form N-1A ("Registration Statement") of our report dated March 19, 2002, relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Report to Shareholders of T. Rowe Price Tax-Free Income Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, MD
June 20, 2002




We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 24 to the registration statement on Form N-1A ("Registration Statement") of our report dated March 19, 2002, relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Report to Shareholders of T. Rowe Price Tax-Free High Yield Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, MD
June 20, 2002